UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 13, 2005

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

7 Sylvan Way Parsippany, New Jersey		07054
(Address of principal executive office)		(Zip Code)

(973) 496-1040
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 13, 2005, the Compensation Committee of the Board of Directors of the Company recommended to the Board of Directors of the Company, and, based upon this recommendation, the Board of Directors of the Company approved the annual base salaries for the Company’s executive officers for fiscal 2006:

Name and Position	Base Salary
Michael D. Lister, Chairman of the Board of Directors,	$400,000
Chief Executive Officer and President
Mark L. Heimbouch, Executive Vice President,	$290,000
Chief Financial Officer and Treasurer
Steven L. Barnett, Executive Vice President,	$275,000
General Counsel and Secretary

The Company has determined that the above-listed executive officers shall be the named executive officers of the Company for fiscal 2006 (“Executive Officers”).

On July 13, 2005, the Compensation Committee of the Board of Directors of the Company recommended to the Board of Directors of the Company, and, based upon this recommendation, the Board of Directors of the Company approved, the following percentages of annual base salary for the Company’s Executive Officers payable at target for fiscal 2006:

Name and Position	Percentage of Base Salary Payable if 100% of Target is Achieved
Michael D. Lister, Chairman of the Board of Directors,	150%
Chief Executive Officer and President
Mark L. Heimbouch, Executive Vice President,	75%
Chief Financial Officer and Treasurer
Steven L. Barnett, Executive Vice President,	75%
General Counsel and Secretary

On July 13, 2005, the Compensation Committee of the Board of Directors of the Company recommended to the Board of Directors of the Company, and, based upon this recommendation, the Board of Directors of the Company approved, a discretionary award to Mr. Lister of $525,000, payable in shares of common stock of the Company under the Company’s 2004 Equity and Incentive Plan.  After tax withholding, Mr. Lister received 12,703 shares of common stock.  As a condition of the award, Mr. Lister executed a contractual restriction on resale providing that Mr. Lister will not sell the shares until the earlier of four years from the date of grant or six months after the date of Mr. Lister’s termination of employment with the Company.

On July 13, 2005, the Compensation Committee of the Board of Directors of the Company recommended to the Board of Directors of the Company, and, based upon this recommendation, the Board of Directors of the Company approved, the following discretionary bonus awards to the Company’s Executive Officers:

Name and Position	Discretionary Bonus
Mark L. Heimbouch, Executive Vice President,	$95,000
Chief Financial Officer and Treasurer
Steven L. Barnett, Executive Vice President,	$75,000
General Counsel and Secretary

A discretionary bonus was also paid to Mr. Lister and previously disclosed.  The discretionary bonuses described above were in addition to the annual performance bonuses earned by the Executive Officers which were based upon the attainment of pre-established performance goals for fiscal 2005.

On July 13, 2005, Mr. Heimbouch and Mr. Barnett were promoted to Executive Vice President of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

	By:	/s/ Mark L. Heimbouch

Mark L. Heimbouch
Senior Vice President and Chief Financial Officer

Date: July 19, 2005